UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: October 2006

Independence Air, Inc.

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.
		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	See below	See below
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	x
Detail of Other Operational Expense	MOR-2 (CON'T)	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	x
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5	x
Debtor Questionnaire	MOR-5	x

In FLYi, Inc., et al., the following certification is filed with the Debtors' monthly operating reports and set forth on a single page:

A. Bank Reconciliation Certification
The undersigned verifies that, to the best of my knowledge, all of the Debtors' October 2006 bank balances have been reconciled in an accurate and timely manner.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Richard Kennedy	President, General Counsel & Corporate Secretary
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
MOR
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: October 2006
Independence Air, Inc.
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns.
Copies of the bank statements, bank reconciliations, and the cash disbursements journal are available upon request. All accounts are reconciled.
		BANK ACCOUNTS				CURRENT MONTH	CUMULATIVE FILING TO DATE
	OPER.	UBS SECURITIES TRADING ACCOUNT	PAYROLL	TAX	RESTRICTED CASH	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	$42,229,439	$96,705,338	$71,578	$3,648,009	$15,286,469	$157,940,834	$51,910,064

RECEIPTS
FLYi Sales	0					0	93,197,407
Charter	0					0	208,955
A319 Related Credits	0					0	134,000
Account Transfers	448,433		96,540			544,973	55,906,537
Other	1,277,361	8,024,579		16,061	9,640	9,327,641	117,763,899

TOTAL RECEIPTS	1,725,793	8,024,579	96,540	16,061	9,640	9,872,614	267,210,798

DISBURSEMENTS
AP	526,776					526,776	13,101,924
Payroll Account	96,540		65,121			161,662	45,655,138
Payroll Taxes	27,547					27,547	9,798,681
9/11, PAX Screening, & Excise Taxes	0					0	9,203,167
Benefits	324					324	6,787,695
Insurance	2,348					2,348	(635,866)
Fuel	0					0	13,166,991
Power by the Hour / Reserves	0					0	717,684
Aircraft Payments / Settlements	0					0	195,000
A319 Purchase Deposits	0					0	0
MWAA	0					0	4,723,098
CLC	0					0	407,642
FLYi, Inc	0					0	0
GE holdover rents settlement	0					0	0
GE Loan	0					0	0
Trident/BAE loans	0					0	0
BK professional fees	823,323					823,323	9,585,952
Security costs	0					0	34,351
Shipping	0					0	185,849
Other close fees	15,847					15,847	147,002
Engine changes	0					0	424,176
GKV Advertising	0					0	0
Upstream	0					0	269,479
Bombardier	0					0	0
Account Transfers	0		29,822		418,611	448,433	32,993,524
Other	15,518				10,663,738	10,679,256	17,231,444

TOTAL DISBURSEMENTS	1,508,224	0	94,943	0	11,082,349	12,685,517	163,992,931

NET CASH FLOW	217,569	8,024,579	1,597	16,061	(11,072,709)	(2,812,903)	103,217,867
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$42,447,008	$104,729,918	$73,175	$3,664,071	$4,213,760	$155,127,931	$155,127,931

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$12,685,517
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	NA
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	NA
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$12,685,517
FORM MOR-1
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: October 2006
Independence Air, Inc.
STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Operating revenue
Passenger	$0	$47,119,532
FIM/pricing adjustments	0	-
Adjusted passenger revenue	-	47,119,532

Freight and mail	0	-
ID passenger	0	(968)
Charter	0	91,694
Inflight Sales	0	84,454
Other revenue	2,930	2,711,437
Total other revenue	2,930	2,886,617

Total operating revenues	2,930	50,006,149
OPERATING EXPENSES
Operating expenses
Insider Compensation*	65,528	411,074
Wages	107,564	18,793,862
Fringes and benefits	(110,198)	6,005,067
Profit sharing	0	-
Aircraft fuel	0	19,820,903
Aircraft maintenance and materials	(21,919)	9,972,645
Aircraft rentals	0	11,670,148
Traffic commissions	(3,254)	658,259
CRS fees	(1,280)	493,244
Facilities rents	237,749	7,902,116
Landing fees	274	898,003
Depreciation and amortization	0	3,914,406
Other (schedule attached to MOR2CONT)	571,703	2,687,715
Impairment of long-lived assets	0	-
Loss on sale of aircraft	0	-
Retirement and restructuring charge (See note on MOR-3)	10,585,955	(12,974,351)
Total operating expense	11,432,122	70,253,092

Net operating income (loss)	(11,429,192)	(20,246,943)
Net Profit (Loss) Before Other Income & Expenses	(11,429,192)	(20,246,943)
OTHER INCOME AND EXPENSES
Other (income) expense
Interest income	(619,633)	(3,918,304)
Interest expense	3,636	(421,136)
Government compensation	0	-
Other misc	(933,350)	(103,452,830)
Total other (income) expense	(1,549,347)	(107,792,270)
Net Profit (Loss) Before Reorganization Items	(9,879,845)	87,545,327
REORGANIZATION ITEMS
Professional Fees	489,263	6,476,231
U. S. Trustee Quarterly Fees	11,250	45,000
Interest Earned on Accumulated Cash from Chapter 11	0	-
Gain (Loss) from Sale of Equipment	0	922
Other Reorganization Expenses (attach schedule)	0	-
Total Reorganization Expenses	500,513	6,522,153
Income Taxes	22,995	93,612
Net Profit (Loss)	($10,403,353)	$80,929,562

*"Insider" is defined in 11 U.S.C. Section 101(31).		FORM MOR-2
		(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: October 2006

Independence Air, Inc.
STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date
Other Operational Expenses
Summary of Other Expenses:

Crew accommodations	$0	($266,858)
Advertising	52,000	(1,822,610)
Glycol	0	(343,691)
Property taxes	154,000	1,823,120
Bussing	0	-
Hull insurance	11,444	268,029
Passenger supplies	0	51,704
Travel	1,302	(134,185)
Telecommunications	18,577	1,305,417
Passenger insurance	0	556,824
Passenger screening	(7,355)	(277,133)
Ground handling	(8,708)	358,705
Ground property equipment	(134)	101,503
Law enforcement	203	(252,099)
Beverage service	0	113,923
Liquor service	0	21,690
Reproduction expenses	0	144,898
Publicity	0	8,902
Uniforms	208	32,915
Office supplies	1,181	27,763
Moving	0	42
Miscellaneous	2,874	158,546
Legal	9,459	171,553
Accounting	0	(121,172)
Software rental / MIS	49,758	630,687
Directors fees	-	71,000
Additional services	57,100	(1,779,459)
Other insurance	203,626	2,393,890
Training	0	581,226
Bad debt	3,257	275,065
Passenger claims	(250)	288,358
Parking	0	176,065
Utilities	(5,000)	(11,489)
Freight	178	287,691
Recruiting	0	-
Company Events	0	4,553
Misc other	0	-
Gain/Loss on Assets	(4,792)	(2,368,551)
Corporate filing fees	32,775	210,896

Total other operating expenses	$571,703	$2,687,715

FORM MOR-2 (CON'T)
		(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: October 2006

Independence Air, Inc.
BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Cash and cash equivalents	$45,977,297	$8,438,994
Short term investments	104,600,000	20,581,561
Restricted cash	1,579,861	36,274,680
Accounts receivable, net	98,743,931	15,773,490
Expendable parts and fuel inventory, net	62,636	14,467,877
Prepaid expenses and other current assets	4,807,401	36,787,106
Assets held for sale	-	(1)
Deferred tax asset	(1)	(1)
TOTAL CURRENT ASSETS	$255,771,125	$132,323,705
OTHER ASSETS
Restricted Cash	$3,173,460	$20,455,434
Long term investments	-	-
Property and equip., net of depreciation	979	161,493,590
Intangible assets, net of accumulated amortization	-	170,625
Debt issuance costs, net of accumulated amortization	-	4,518,707
Aircraft deposits	11,112,000	22,412,000
Long Term deferred tax asset	-	-
Other assets	419,643	7,685,603
TOTAL OTHER ASSETS	$14,706,082	$216,735,959

TOTAL ASSETS	$270,477,207	$349,059,665

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts payable	$4,752,260	$0
Notes payable		-
Air traffic liability	833,822	-
Accrued liabilities	2,162,463	-
Deferred revenue current		-
Long-term debt, less current portion		-
Intercompany Loan Payable		-
Capital lease obligations, less current portion		-
Deferred credits, net		-
Deferred tax liability		-
Other Long Term Liabilities		-
Amounts Due to Insiders*	141,778	-
TOTAL POSTPETITION LIABILITIES	$7,890,323	$0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	$1,074,143	$168,649,600
Priority Debt	10,429,403	3,173,302
Unsecured Debt	391,584,326	317,204,684
Other accruals related to prepetition obligations that have not been invoiced	14,710,066	121,659,469
TOTAL PRE-PETITION LIABILITIES	$417,797,937	$610,687,054

TOTAL LIABILITIES (See note below)	$425,688,260	$610,687,054
OWNER EQUITY
Capital Stock	$0	$0
Additional Paid-In Capital	-	-
Treasury Stock	7,435,000	7,435,000
Owner's Equity Account	-	-
Retained Earnings (Deficit) - Pre-Petition	(243,575,613)	(269,062,389)
Retained Earnings (Deficit) - Postpetition	$80,929,561	-
Adjustments to Owner Equity (attach schedule)	-	-
Postpetition Contributions (Distributions) (Draws) (attach schedule)		-
NET OWNER EQUITY	($155,211,053)	($261,627,389)

TOTAL LIABILITIES AND OWNERS' EQUITY	$270,477,207	$349,059,665
		FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).		(9/99)

Note:   The Liabilities above do not include (i) any amounts associated with liability for aircraft for the period from the Petition Date through Jan. 5, 2006 or (ii) any estimated amounts for claims related to the Debtors' rejection of operating and aircraft leases or other agreements.    In addition, the Liabilities Subject to Compromise (Pre-Petition) above do not include the asserted secured liability associated with returned aircraft and aircraft equipment.  A corresponding reduction has been made to the Other Assets (Property and equip., net of depreciation) above in recognition of the returned aircraft and aircraft equipment.

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: October 2006
Independence Air, Inc.
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Photocopies of tax returns filed during the reporting period are available upon request.
	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding	$0	$17,967	$17,967	*	*	$0
FICA-Employer & Employee	1,025	4,308	4,356			977
Unemployment	0					0
Income	0					0
Other:_________________	0					0
Total Federal Taxes	$1,025	$22,275	$22,323			$977
State and Local
Withholding	($3,328)	$5,224	$1,167			$729
Sales	0					0
Excise	0					0
Unemployment	(8,490)	0	0			(8,490)
Real Property	0					0
Personal Property	621,344	154,000	210,473			564,871
Corporate	19,006	0	0			19,006
Municipal income taxes	3,623	43				3,666
Total State and Local	$632,155	$159,267	$211,640			$579,782

Total Taxes	$633,180	$181,542	$233,963			$580,759

All income taxes above include pre and post petition amounts as the Company received approval to pay these taxes pursuant to first day orders.

* For all line items, detail is available upon request.

SUMMARY OF UNPAID POSTPETITION DEBTS
Aged listing of accounts payable is available upon request.
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$318,314	$91,806	($293,213)	$20,284	$3,592,178	$3,729,369
Wages Payable	48,854					48,854
Taxes Payable	580,759					580,759
Rent/Leases-Buildings, Airports, etc					485,892	485,892
Secured Debt/Adequate Protection Payments						0
Professional Fees	251,493	131,462	70,270	56,315	27,459	536,999
Amounts Due to Insiders*	65,528	51,250			25,000	141,778
Other:__________________________						0
Other:__________________________						0
Total Postpetition Debts	$1,264,948	$274,518	($222,943)	$76,599	$4,130,529	$5,523,651

Explain how and when the Debtor intends to pay any past-due postpetition debts.

The debtor continues to reconcile certain post-petition expenses and anticipates paying certain post-petition obligations in due course or pursuant to the terms of a Chapter 11 plan.

*"Insider" is defined in 11 U.S.C. Section 101(31).
FORM MOR-4
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: October 2006

Independence Air, Inc.
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$457,254
+ Amounts billed during the period	0
- Amounts collected during the period	(5,970)
Total Accounts Receivable at the end of the reporting period	$451,284

Accounts Receivable Aging	Amount
0 - 30 days old	-
31 - 60 days old	-
61 - 90 days old	-
91+ days old	$451,284
Total Accounts Receivable	451,284
Amount considered uncollectible (Bad Debt)	100,000	(estimate)
Accounts Receivable (Net)	$351,284

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business	x
this reporting period? If yes, provide an explanation below.
Flyi, Inc. and its affiliated debtors and debtors in possession continue to liquidate their assets
Through the Chapter 11 cases.
2. Have any funds been disbursed from any account other than a debtor in possession		x
account this reporting period? If yes, provide an explanation below.
3. Have all postpetition tax returns been timely filed? If no, provide an explanation	x
below.
4. Are workers compensation, general liability and other necessary insurance	x
coverages in effect? If no, provide an explanation below.

FORM MOR-5
(9/99)